UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

TTM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1665 Scenic Avenue, Suite 250 Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 327-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The disclosure contained in Item 5.02 to this Current Report on Form 8-K and Exhibit 10.16 attached hereto are hereby incorporated by reference in their entirety into this Item 1.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Change in Control Severance Agreements

Effective July 30, 2014, TTM Technologies, Inc., a Delaware corporation (the “Company”), entered into an Executive Change in Control Severance Agreement (the “Severance Agreement”) with each of the following executives: Thomas T. Edman, President and Chief Executive Officer; Dale Knecht, Senior Vice President—Global Information Technology; Grace Lee, Senior Vice President—Global Human Resources; Todd B. Schull, Executive Vice President, Chief Financial Officer, Treasurer and Secretary; and Douglas Soder, Executive Vice President and President—North America Business Unit. Effective July 31, 2014, the Company also entered into a Severance Agreement with Canice Chung, Executive Vice President and President—Asia Pacific Business Unit.

Each Severance Agreement provides that, subject to the Company receiving a general release of claims from the executive in the form attached as Appendix II to the Severance Agreement, in the event the executive’s employment is terminated (i) by the Company without “Cause” during a “Pending Change in Control” (as such terms are defined in the Severance Agreement) or within 12 months following a “Change in Control” (as defined in the Severance Agreement) or (ii) by the executive for “Good Reason” (as defined in the Severance Agreement) within 12 months following a Change in Control, the executive will be entitled to receive an amount in cash equal to two times the sum of (a) the executive’s annual base salary and (b) the amount of the executive’s annual target bonus for the year in which the executive was terminated assuming the achievement of 100% of the performance target levels associated with such annual target bonus. In addition, the unvested portions of all of the executive’s time-vest restricted stock units then outstanding will immediately vest, in full, as of the date of such executive’s termination.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Severance Agreements, and is subject to and qualified in its entirety by reference to the complete text of the Severance Agreements, a copy of the form of which is filed herewith as Exhibit 10.16 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.16	Form of Executive Change in Control Severance Agreement and schedule of agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2014	TTM TECHNOLOGIES, INC.

	By:	/s/ Todd B. Schull
Todd B. Schull
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.16	Form of Executive Change in Control Severance Agreement and schedule of agreements.